UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 14, 2022

Date of Report (Date of earliest event reported)

DELEK LOGISTICS PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35721	45-5379027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee	37027
(Address of Principal Executive)	(Zip Code)

(615) 771-6701

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	DKL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 14, 2022, Delek Logistics Partners, LP, a Delaware limited partnership (the “Partnership”), and Delek Logistics GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), entered into an Equity Distribution Agreement (the “Distribution Agreement”) by and among the Partnership, the General Partner and RBC Capital Markets, LLC (the “Manager”). Pursuant to the terms of the Distribution Agreement, the Partnership may sell from time to time to or through the Manager, as sales agent and/or principal, as applicable, common units representing limited partner interests in the Partnership having an aggregate offering price of up to $100,000,000 (the “common units”). The sales, if any, of the common units under the Distribution Agreement will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions or as otherwise agreed upon by the Manager and the Partnership by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Under the terms of the Distribution Agreement, the Partnership will pay the Manager a commission at a mutually agreed rate not to exceed 2.0% of the gross sales price per common unit. In addition, the Partnership has agreed to pay certain expenses incurred by the Manager in connection with the offering. The Partnership may also sell common units to the Manager as principal for its own account at a price agreed upon at the time of sale. If the Partnership sells common units to the Manager as principal, the Partnership will enter into a separate terms agreement with the Manager.

The offering has been registered under the Securities Act pursuant to the Partnership’s shelf registration statement on Form S-3 (File No. 333-264300), as supplemented by the prospectus supplement dated November 14, 2022, relating to the sale of the common units (the “Prospectus Supplement”).

The Distribution Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Partnership and the Manager have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. The Partnership expects to use the net proceeds from any sale under the Distribution Agreement of the common units for general partnership purposes.

As more fully described under the caption “Plan of Distribution (Conflicts of Interest)” in the Prospectus Supplement, from time to time, in the ordinary course of their business, the Manager and/or its affiliates have in the past performed, and may continue to perform, investment banking, broker dealer, lending, financial advisory or other services for the Partnership and its subsidiaries, for which the Manager and/or its affiliates have received separate fees, and the Manager and/or its affiliates may continue to perform these services for the Partnership and its subsidiaries in the future, in connection with which the Manager and/or its affiliates may receive customary fees and expenses.

The representations, warranties and covenants contained in the Distribution Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Distribution Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other as a way of allocating contractual risk between them that differ from those applicable to investors. Moreover, the subject matter of the representations and warranties are subject to more recent developments. Accordingly, investors should be aware that these representations, warranties and covenants or any description thereof alone may not describe the actual state of affairs of the Partnership, the General Partner or any of their respective subsidiaries, affiliates, businesses or equityholders as of the date they were made or at any other time.

The foregoing description and the description to be contained in the Prospectus Supplement are not complete and are qualified in their entirety by reference to the full text of the Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Current Report”), and is incorporated herein by reference.

Legal opinions relating to the common units are included as Exhibits 5.1 and 8.1 to this Current Report.

Item 8.01	Other Events.

The unaudited pro forma condensed consolidated combined financial information of the Partnership and its subsidiaries for the nine months ended September 30, 2022 and the year ended December 31, 2021, which give effect to certain transactions described therein, are filed herewith as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Equity Distribution Agreement, dated as of November 14, 2022, by and among Delek Logistics Partners, LP, Delek Logistics GP, LLC and RBC Capital Markets, LLC.

5.1	Opinion of Kirkland & Ellis LLP regarding the validity of the common units.

8.1	Opinion of Baker Botts L.L.P. relating to tax matters.

23.1	Consent of Kirkland & Ellis LLP (contained in Exhibit 5.1).

23.2	Consent of Baker Botts L.L.P. (contained in Exhibit 8.1).

99.1	Unaudited Pro Forma Condensed Consolidated Combined Financial Information of Delek Logistics Partners, LP and its subsidiaries for the nine months ended September 30, 2022 and the year ended December 31, 2021, and the notes related thereto.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2022	DELEK LOGISTICS PARTNERS, LP By: Delek Logistics GP, LLC its general partner

/s/ Reuven Spiegel
Name: Reuven Spiegel Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)